10017676.1 1 4837-0024-4641, v. 1 ASSIGNMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED LEASE THIS ASSIGNMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED LEASE (this “Amendment”) is dated and effective as of August 16, 2019 (the “Effective Date”), by and between Berrueta Family L.P., a California limited partnership (“Landlord”), Vium, Inc. (f/k/a Mousera, Inc.), a Delaware corporation (“Vium”) and Recursion Pharmaceuticals, Inc., a Delaware corporation (“Recursion”), with reference to the following facts and objectives: RECITALS A. Landlord and Vium entered into that certain Amended and Restated Lease, dated July 27, 2015, as amended by that certain First Amendment to Lease, dated June 2017 (the “Lease”), pertaining to certain premises located at 521 Cottonwood Drive, Milpitas, California. Pursuant to the Lease, Landlord has leased to Vium space currently containing approximately 24,974 rentable square feet (“Premises”). B. Vium desires to assign the Lease to Recursion. C. Landlord and Recursion desire to extend the Term (as defined in the Lease), and further amend the Lease on the following terms and conditions. AGREEMENT NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Assignment. Effective upon the Effective Date, Vium hereby grants, conveys, sells, transfers, and assigns to Recursion all of its right, title, interest, obligations, and covenants in and to the Lease and all duties, obligations, and liabilities associated therewith (including the security deposit under the Lease). Recursion hereby accepts the assignment of the Lease and assumes the liability and agrees to perform all of the terms and conditions of the Lease to be performed by the tenant thereunder. 2. Landlord’s Consent. Landlord consents to the assignment of the Lease to Recursion as described in this Amendment. All requirements of the Lease to effectuate Vium’s assignment to Recursion of the Lease by this Amendment, including, without limitation, all requirements for Lessor’s notification and consent, are hereby deemed fully satisfied. On the Effective Date, except for the obligations set forth in this Amendment or accruing prior to the Effective Date, Vium is released by Landlord from all liability under the Lease accruing after the Effective Date. 3. Term. The Term is hereby extended through May 31, 2028. 4. Base Rent. Effective as of August 1, 2019, the Monthly Base Rent schedule in Section 4(a) of the Lease shall be revised as follows: August 1, 2019 – July 31, 2020: $51,945.92 August 1, 2020 – July 31, 2021: $53,504.30 August 1, 2021 – July 31, 2022: $55,109.43 August 1, 2022 – July 31, 2023: $56,762.71 August 1, 2023 – July 31, 2024: $58,465.59 DocuSign Envelope ID: 00186E41-E172-4FA3-8D13-9AE7F270086C2D 7E1F8-488F- B1B-8995 67 4A7B53B35

10017676.1 2 4837-0024-4641, v. 1 August 1, 2024 – July 31, 2025: $60,219.56 August 1, 2025 – July 31, 2026: $62,026.15 August 1, 2026 – July 31, 2027: $63,886.93 August 1, 2027 – May 31, 2028: $65,803.54 5. HVAC Adjustments. The first sentence of Section 15(b) of the Lease is hereby deleted and replaced with the following: “Lessor will use reasonable efforts to cause (a) the main HVAC serving the Premises to provide the airflow/pressurization and temperature regulations described in Exhibit “F” and (b) the conditions in the current vivarium rooms to be maintained as provided in Exhibit “I”.” Exhibit “I” to this Amendment is hereby attached to the Lease. 6. Equity Investment. Landlord and Recursion shall engage in discussions prior to Recursion’s subsequent equity financing round regarding the possibility of an investment by Landlord. 7. Creditors’ Rights. Vium has (i) not entered into this Amendment with the actual intent to hinder, delay or defraud any of its present or future creditors, and (ii) received reasonably equivalent value in exchange for its assignment of the Lease to Recursion in the form of, among other consideration, cash, in exchange for Vium’s interest in the Lease. 8. Miscellaneous. This Amendment, together with the Lease, constitutes the entire agreement between Landlord, Vium and Recursion regarding the Lease and the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings. This Amendment shall be binding upon and inure to the benefit of Landlord, Vium and Recursion and their respective heirs, legal representatives, successors and assigns. No subsequent change or addition to this Amendment shall be binding unless in writing and duly executed by each of Landlord, Vium and Recursion. Except as specifically amended hereby, all of the terms and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Lease. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same Amendment. This Amendment may be delivered to the other parties hereto by facsimile or email transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment. This Amendment shall not constitute consent to any subsequent assignment of the Lease or subletting of the Premises. Neither Recursion nor Vium shall voluntarily or by operation of law, directly or indirectly (whether by merger or otherwise), assign, pledge, hypothecate, or otherwise transfer this Amendment or any of such party’s rights, interests or obligations under this Amendment, in whole or in part, except as expressly provided in the Lease (as to Recursion), and any other such purported assignment, pledge, hypothecation, or transfer shall be null and void. Each of Recursion and Vium each represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, and Recursion and Vium each agree to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold harmless Landlord for, from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with it with regard to this Amendment. The provisions of this Section shall survive the expiration or earlier termination of this Amendment or the Lease. [SIGNATURE PAGE TO FOLLOW] DocuSign Envelope ID: 00186E41-E172-4FA3-8D13-9AE7F270086C2D 7E1F8-488F- B1B-8995 67 4A7B53B35

10017676.1 1 4837-0024-4641, v. 1 EXHIBIT “I” 1) Humidity to 35% in vivarium rooms 2) Airflow through automatic double door entrance controlled such that doors will not be opened or kept from being opened throughout the year 3) Temperature in vivarium rooms kept within 68-79° Fahrenheit DocuSign Envelope ID: 00186E41-E172-4FA3-8D13-9AE7F270086C2D 7E1F8-488F- B1B-8995 67 4A7B53B35

4852-8931-3278.1 THIRD AMENDMENT TO LEASE THIS THIRD AMENDMENT TO LEASE (this “Amendment”) is dated as of April __, 2021 (the “Effective Date”), by and between Berrueta Family L.P., a California limited partnership (“Lessor”) and Recursion Pharmaceuticals, Inc., a Delaware corporation (“Lessee”), with reference to the following facts and objectives: RECITALS A. Lessor and Lessee are parties to that certain Amended and Restated Lease, dated as of July 27, 2015, as amended by that certain First Amendment to Lease, dated June 2017, and that certain Assignment and Second Amendment to Amended and Restated Lease, dated August 16, 2019 (together, the “Lease”), pertaining to certain premises located at 521 Cottonwood Drive, Milpitas, California. Pursuant to the Lease, Lessor has leased to Lessee space currently containing approximately 24,974 rentable square feet (the “Existing Premises”). B. Lessor and Lessee desire to amend the Lease to, among other things, expand the Premises as defined in the Lease to include additional space, consisting of approximately 603 rentable square feet, as shown on Exhibit A attached hereto (the “Expansion Space”) on the following terms and conditions. AGREEMENT NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Expansion. Effective as of September 1, 2021 (the “Expansion Space Commencement Date”), the Premises shall include the Expansion Space, the square footage of the Premises shall be increased from 24,974 rentable square feet to 25,577 rentable square feet, and the Existing Premises and the Expansion Space shall collectively be deemed the Premises. Lessee acknowledges that the Expansion Space was delivered to Lessee on the Expansion Space Commencement Date and accepted by Lessee in its as-is condition. Lessee shall not be entitled to receive, with respect to the Expansion Space, any allowance, free rent or other financial concession granted with respect to the Existing Premises. 2. Lessee’s Share. Effective on the Expansion Space Commencement Date, Lessee’s Pro Rata Share of the Building shall be increased from 37.66% to 38.57% (25,577/66,306). 3. Monthly Base Rent. Effective as of the Expansion Space Commencement Date, the Monthly Base Rent schedule in Section 4(a) of the Lease shall be revised as follows: Months Monthly Base Rent Expansion Space Commencement Date – July 31, 2022 $57,069.18 August 1, 2022 – July 31, 2023 $58,781.26 August 1, 2023 – July 31, 2024 $60,544.69 August 1, 2024 – July 31, 2025 $62,361.03 DocuSign Envelope ID: FB76C4F1-B768-48DA-A998-45BF1FD2E523

-2-4852-8931-3278.1 August 1, 2025 – July 31, 2026 $64,231.86 August 1, 2026 – July 31, 2027 $66,158.82 August 1, 2027 – May 31, 2028 $68,143.59 4. Past Rent Due for Expansion Space. As of the Effective Date, Lessee and Lessor acknowledge and agree that Lessee owes Lessor Monthly Base Rent for the Expansion Space for the period between the Expansion Space Commencement Date and the Effective Date. The amount of such unpaid Monthly Base Rent is $20,514.06, which Lessee shall pay Lessor within fifteen (15) days of the Effective Date. 5. Miscellaneous. This Amendment, together with the Lease, constitutes the entire agreement between Lessor and Lessee regarding the Lease and the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings. This Amendment shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns. No subsequent change or addition to this Amendment shall be binding unless in writing and duly executed by both Lessor and Lessee. Except as specifically amended hereby, all of the terms and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Lease. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same Amendment. This Amendment may be delivered to the other party hereto by facsimile or email transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment or by electronic signature, including by DocuSign. Lessee represents that it has not dealt with any broker in connection with this transaction and no other person brought about this transaction. Lessor has not had an inspection of the Premises performed by a Certified Access Specialist as described in California Civil Code § 1938. A Certified Access Specialist (CASp) can inspect the Premises and determine whether the Premises complies with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the Premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the Premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises. [SIGNATURE PAGE TO FOLLOW] DocuSign Envelope ID: FB76C4F1-B768-48DA-A998-45BF1FD2E523

-3-4852-8931-3278.1 IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first above written. LESSOR: LESSEE: BERRUETA FAMILY L.P., RECURSION PHARMACEUTICALS, INC., a California limited partnership a Delaware corporation By: By: Name: Name: Its: Its: DocuSign Envelope ID: FB76C4F1-B768-48DA-A998-45BF1FD2E523 Partner Jennifer Vergara Chief Operating Officer Tina Larson

-4-4852-8931-3278.1 EXHIBIT A Expansion Space DocuSign Envelope ID: FB76C4F1-B768-48DA-A998-45BF1FD2E523